SUBSCRIPTION AGREEMENT
(for non-U.S. investors only)

FROM: **Galaxy Equity Holdings Inc._(the "Subscriber")**
East 53rd Street, Marbella, Swiss Bank Building, 2nd floor
Panama, Republic of Panama

TO: **BodyTel Scientific, Inc. (the "Company")**
2470 St. Rose Pkwy, Suite 304
Henderson, Nevada, 89074

1. The Subscriber hereby subscribes for **625,000** common shares of the Company (the "Securities") at a price of USD$2.00 per Security, for gross proceeds of **USD$1,250,000** as the aggregate purchase price thereof following the disbursement schedule attached at the end of this subscription agreement. The Subscriber acknowledges that the purchase of the Securities is subject to acceptance of this subscription by the Company and to compliance with certain other conditions hereinafter set forth.

2. The Subscriber hereby acknowledges that:

(a) the Securities hereby subscribed for will be issued in reliance upon the exemptions from registration and prospectus filing provided for under the applicable securities laws of the Subscriber's jurisdiction of residence, and the regulations, rules and policies promulgated thereunder, and Regulation S promulgated under the *Securities Act of 1933, as amended* (collectively, the "Applicable Securities Laws");

(b) The Subscriber understands that the Securities are being offered and sold to it in reliance on an exemption from the registration requirements of United States federal and state securities laws under Regulation S promulgated under the Securities Act of 1933, as amended (the "Securities Act") and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Subscriber set forth herein in order to determine the applicability of such exemptions and the suitability of the Subscriber to acquire the Securities. In this regard, the Subscriber represents, warrants and agrees that:

(A) The Subscriber is not a U.S. Person (as defined below) and is not an affiliate (as defined in Rule 501(b) under the Securities Act) of the Company and is not acquiring the Shares for the account or benefit of a U.S. Person. A U.S. Person means any one of the following:

(a) any natural person resident in the United States of America;

(b) any partnership or corporation organized or incorporated under the laws of the United States of America;

(c) any estate of which any executor or administrator is a U.S. person;

(d) any trust of which any trustee is a U.S. person;

(e) any agency or branch of a foreign entity located in the United States of America;

(f) any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;

(g) any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated or (if an individual) resident in the United States of America; and

(h) any partnership or corporation if:

(a) organized or incorporated under the laws of any foreign jurisdiction; and

(b) formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) under the Securities Act) who are not natural persons, estates or trusts.

(B) At the time of the origination of contact concerning this Agreement and the date of the execution and delivery of this Agreement, the Subscriber was outside of the United States.

(C) The Subscriber will not, during the period commencing on the date of issuance of the Securities and ending on the first anniversary of such date, or such shorter period as may be permitted by Regulation S or other applicable securities law (the "Restricted Period"), offer, sell, pledge or otherwise transfer the shares in the United States, or to a U.S. Person for the account or for the benefit of a U.S. Person, or otherwise in a manner that is not in compliance with Regulation S.

(D) The Subscriber will, after expiration of the Restricted Period, offer, sell, pledge or otherwise transfer the Securities only pursuant to registration under the Securities Act or an available exemption therefrom and, in accordance with all applicable state and foreign securities laws.

(E) The Subscriber has not in the United States, engaged in, and prior to the expiration of the Restricted Period will not engage in, any short selling of or any hedging transaction with respect to the Securities, including without limitation, any put, call or other option transaction, option writing or equity swap.

(F) Any resale of the Shares during the 'distribution compliance period' as defined in Rule 902(f) to Regulation S shall only be made in compliance with exemptions from registration afforded by Regulation S. Further, any such sale of the Securities in any jurisdiction outside of the United States will be made in compliance with the securities laws of such jurisdiction. Subscriber will not offer to sell or sell the Securities in any jurisdiction unless the Subscriber obtains all required consents, if any.

(G) Neither the Subscriber nor or any person acting on its behalf has engaged, nor will engage, in any directed selling efforts to a U.S. Person with respect

to the Securities and the Subscriber and any person acting on its behalf have complied and will comply with the "offering restrictions" requirements of Regulation S under the Securities Act.

(H) The transactions contemplated by this Agreement have not been pre-arranged with a buyer located in the United States or with a U.S. Person, and are not part of a plan or scheme to evade the registration requirements of the Securities Act.

(I) Neither the Subscriber nor any person acting on its behalf has undertaken or carried out any activity for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States, its territories or possessions, for any of the Securities. The Subscriber agrees not to cause any advertisement of the Securities to be published in any newspaper or periodical or posted in any public place and not to issue any circular relating to the Securities, except such advertisements that include the statements required by Regulation S under the Securities Act, and only offshore and not in the U.S. or its territories, and only in compliance with any local applicable securities laws.

(J) Each certificate representing the Securities shall be endorsed with the following legends, in addition to any other legend required to be placed thereon by applicable federal or state securities laws:

"THE SHARES ARE BEING OFFERED TO INVESTORS WHO ARE NOT U.S. PERSONS (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("THE SECURITIES ACT")) AND WITHOUT REGISTRATION WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT IN RELIANCE UPON REGULATION S PROMULGATED UNDER THE SECURITIES ACT."

"TRANSFER OF THESE SHARES IS PROHIBITED, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO AVAILABLE EXEMPTION FROM REGISTRATION. HEDGING TRANSACTIONS MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT."

The Subscriber consents to the Company making a notation on its records or giving instructions to any transfer agent of the Company in order to implement the restrictions on transfer of the Securities set forth herein.

(b) the Securities purchased hereunder have not been qualified by registration made or a prospectus filed with the securities commissions or other securities regulatory authorities in any jurisdiction, including without limitation, the Securities and Exchange Commission ("SEC");

(c) as a result, the resale of the Securities is restricted by the provisions of the Securities Act and Applicable Securities Laws and the Subscriber agrees to comply with all such restrictions on the resale of the Securities;

(d) the Company has not made any representations or undertakings to the Subscriber that the Company will register the Securities or file a prospectus in any jurisdiction, or take any other steps to qualify the Securities for resale in any jurisdiction under;

(e) the Company has the unconditional right to accept or reject this subscription, on the understanding that if the Company rejects this subscription, the Company shall forthwith return the subscription amount paid by the Subscriber, without deduction or interest;

(f) the Company will not accept the Subscriber's subscription unless the Subscriber's purchase of the Securities under this Agreement would qualify for the exemptions from the registration and prospectus-filing requirements of the Applicable Securities Laws as set out in subsection 2(a) above;

(g) the covenants, agreements, representations and warranties of the Subscriber are integral part of this Subscription Agreement and without same, the Company would not issue the Securities to the Subscriber; in connection therewith, all information which the Subscriber has provided to the Company, is correct and complete as of the date hereof, and the Subscriber agrees to notify the Company immediately if any representation or warranty contained herein becomes untrue at any time. The Subscriber agrees to provide such information and execute and deliver such documents as the Company may request to verify the accuracy of the Subscriber's representations and warranties herein, to comply with any law or regulation to which the Company may be subject or for any other reasonable purpose;

(h) the Securities must be hold and may not be transferred until and unless the Securities are registered under the Securities Act and the securities laws of any other jurisdiction or an exemption from registration under the Securities Act and such laws is available. The Subscriber understands that legends stating that the Securities have not been registered under the Securities Act and the securities laws of any other jurisdiction and setting out or referring to the restrictions on the transferability and resale of the Securities will be placed on all documents evidencing the Securities;

(i) no federal or state agency has (i) made any finding or determination as to the fairness of this investment, (ii) made any recommendation or endorsement of the Securities or the Company or (iii) guaranteed or insured any investment in the Securities or any investments made by the Company;

(k) he has been advised and understands that the Subscriber must continue to bear the economic risk incident to the ownership of the Securities because (i) the Securities have not been registered under the Securities Act and therefore cannot be sold or transferred unless subsequently registered under the Securities Act or an exemption from such registration is available and (ii) the Company is under no obligation to and will not seek to register the Securities or to perfect or qualify any exemption from registration;

(l) he is not investing in the Company as a result of, or subsequent to, any advertisement, article, notice, or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio, or presented at any seminar or meeting, or any solicitation of an investment in the Company by a person other than the Company or a representative of the Company with whom the Subscriber had a preexisting relationship in connection with other investment transactions. Neither the Company nor the Subscriber has engaged in any 'Directed Selling Efforts in the U.S.' as defined in Regulation S promulgated by the SEC.

(m) he and his advisors have carefully reviewed all of the Company's filings under the Securities Exchange Act of 1934, as amended.

3. The Subscriber hereby represents and warrants to the Company that:

(a) the Subscriber is purchasing the Securities hereby subscribed for as a principal for his own account for investment purposes, and not as nominee, trustee or agent for any other person, partnership, trust, corporation or otherwise for the benefit of any other person and not with a view to resale or distribution. The Subscriber acknowledges and understands that the Securities may not be sold to a U.S. Person (as hereinafter defined) or into the United States for a period of one (1) year from the date of purchase and that the Subscriber has no present need for liquidity in connection with its purchase of the Securities.

(b) no resale of the Securities shall occur other than in accordance with the provisions regarding resale contained in the Applicable Securities Laws of the Subscriber's jurisdiction of residence and the rules and regulations of the SEC under the Securities Act. The Subscriber agrees that he will not directly or indirectly transfer the Securities, and the Company shall not be required to transfer the shares unless the transferee executes a representation letter acknowledging that the Securities are subject to Regulation S and agreeing to abide by the terms and conditions of Regulation S regarding sale and resale.

(c) if an individual, the Subscriber has attained the age of majority and in every case is legally competent to execute this Agreement and to take all actions required pursuant thereto;

(b) if a corporation, partnership or other form of unincorporated organization or body corporate, the Subscriber has the legal capacity and competence to execute this Agreement and take all actions required pursuant hereto and all necessary approvals have been given to authorize it to execute and deliver this Agreement and to take all required action hereto;

(c) this Agreement constitutes a legal, valid, binding and enforceable obligation of the Subscriber;

(d) the Subscriber shall, at the request of the Company, provide such evidence of his status as an "accredited investor" (as such term is defined within the meaning of Rule 501 of Regulation D) and any other information the Company may reasonably require from time to time;

(e) the Subscriber understands that investment in the Securities involves a high degree of risk and is suitable only for persons of substantial financial resources who have no need for liquidity in their investment; and

(f) the Subscriber hereby acknowledges that this provision shall serve as notice to the Subscriber of being advised to arrange for such independent professional advice including legal advice with respect to this Agreement, each of the matters herein and the implications thereof as the Subscriber may independently deem necessary, and the Subscriber has obtained such independent advice; the Subscriber further acknowledges that he is not relying upon any other information, representation or warranty by the Company, the officers, directors or any agent or representative of the Company in determining to convert its outstanding indebtedness to the Securities; the Subscriber has consulted, to the extent deemed appropriate by the Subscriber, with the Subscriber's own advisers as to the financial, tax, legal and related matters concerning an investment in the Securities and on that basis believes that his investment in the Securities is suitable and appropriate for the Subscriber.

4. Each of the parties hereto agrees to execute such documents, make such filings and do all such acts and things as are required by, and to comply with the provisions of the Securities Act and all applicable rules and regulations of the SEC promulgated thereunder and Applicable Securities Laws concerning the issuance by the Company and the purchase, holding and resale by the Subscriber of Securities of the Company. The

Subscriber will duly execute and deliver to the Company for filing all applicable documents as may be required by the Applicable Securities Laws of the Subscriber's jurisdiction of residence and of the Company's jurisdiction of residence and the federal laws, rules and regulations of the United States.

5. The Subscriber agrees that by executing this Agreement an irrevocable agreement of purchase and sale of the Securities shall be created upon its acceptance by the Company.

6. All of the terms and provisions of this Agreement shall be binding upon and shall enure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and permitted assigns. This Agreement is not assignable by either party without the express written consent of the other and shall be read and construed with such changes in gender and number as may be required by the context.

7. Except as set out in section 6 above, nothing in this Agreement is intended to confer upon any person other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement, nor is anything in this Agreement intended to relieve or discharge the liability of any other party, nor shall any provisions hereof give any entity any right of subrogation against or action against any party to this Agreement.

8. Notification of acceptance or non-acceptance of this subscription or any part thereof will be sent by courier or fax to the Subscriber at the address indicated below. The acceptance of this subscription by the Company shall be effective upon the mailing, in the manner aforesaid, of a written confirmation thereof. The Subscriber's notice of cancellation of the subscription may be delivered in person, by courier or by fax to the Company at the address given above.

9. This Agreement states the entire agreement and understanding of the parties with respect to the purchase and sale of the Securities and shall supersede all prior agreements and understandings. No amendment of the Agreement shall be made without the express written consent of the parties.

10. The invalidity or unenforceability of any particular provision of this Agreement shall not affect any other provision hereof, which shall be construed in all respects as if such invalid or unenforceable provision were omitted.

11. To the extent permitted under applicable law, the Subscriber agrees to indemnify and hold harmless each of the Company and its directors, officers, employees, agents, stockholders, representatives, affiliates, and other respective successors and assigns from and against any loss, damage or liability, including, without limitation, attorneys' fees and expenses, due to or arising out of a breach of any representation, warranty or agreement of the Subscriber contained herein or in any agreement executed by the Subscriber with the Company in connection with the Subscriber's investment in the Company. Notwithstanding anything contained herein to the contrary, the Subscriber does not waive any rights granted to the Subscriber under applicable United States federal and state securities laws.

Summary of Subscription:

625,000 restricted common shares of BodyTel Scientific, Inc. at USD$2.00 per share, for USD$1,250,000 in the aggregate following the disbursement schedule outlined at the end of this subscription agreement.

DATED this 30th day of June, 2007.

SIGNED, SEALED AND DELIVERED in the presence of:

Signature of Witness

Jessika Maires

Name of Witness (Please Print)

Signature of Subscriber

Galaxy Equity Holdings Inc.

Full Legal Name of Subscriber to be printed on certificate (Please Print)

East 53rd Street, Marbella, Swiss Bank Building, 2nd Floor

Panama, Republic of Panama

Tel. Fax.

Telephone and Fax Number

This subscription is accepted by the Company this 30th day of June, 2007

BodyTel Scientific, Inc.

Per:

Authorized Signing Officer

DISBURSEMENT SCHEDULE

The subscriber hereby agrees to disburse funds in the following timeframe:

$1,250,000 on the closing date of the Definitive Shareholder Agreement between Sellcell.net and Safe-com on the creation of a Joint Venture and the transfer of all Intellectual Property, Patents, Patent Applications, Trademark Applications, Granted Trademarks, Marketing Material, Prototypes, Designs, Blueprints of the the GlucoTel product by Safe-com to the Joint Venture.